Supplemental Agreement No. 93

to

Purchase Agreement No. 1810

between

THE BOEING COMPANY

and

SOUTHWEST AIRLINES CO.

Relating to Boeing Model 737-7H4 and 737-8H4 Aircraft

THIS SUPPLEMENTAL AGREEMENT No. 93 (SA-93) is entered into as of February 2, 2016, by and between THE BOEING COMPANY, a Delaware corporation with principal offices in Seattle, Washington (Boeing) and SOUTHWEST AIRLINES CO., a Texas corporation with principal offices in Dallas, Texas (Buyer).

RECITALS:

WHEREAS, Buyer and Boeing entered into Purchase Agreement No. 1810 dated January 19, 1994, as amended and supplemented (Purchase Agreement), relating to the purchase and sale of Boeing Model 737-7H4 aircraft (737-7H4 Aircraft) and 737-8H4 aircraft (737-8H4 Aircraft), collectively the “Aircraft”. This SA-93 is an amendment to and is incorporated into the Purchase Agreement. Capitalized terms used herein but not otherwise defined shall have the meaning set forth in the Purchase Agreement. The 737-7H4 Aircraft are also defined as “Block 700LUV Aircraft” and the 737-8H4 Aircraft as “Block 800LUV Aircraft”.

WHEREAS, Boeing and Buyer agree to amend the Purchase Agreement by revising the delivery month of two (2) Block 800LUV Aircraft as follows:

Prior Delivery Month	New Delivery Month
May-2017	December-2016
June-2017	December-2016

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:

1.	TABLE OF CONTENTS.

The Table of Contents is deleted in its entirety and replaced by a new Table of Contents (attached), which lists the Tables and Letter Agreements revised by this SA-93

***Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

P.A. No. 1810	SA-93-1
BOEING PROPRIETARY

and is identified by “SA-93”. Such revised Table of Contents, by this reference, is incorporated in the Purchase Agreement.

2.	TABLES.

Table 1d, Information Table - Block 800LUV Aircraft (non-ETOPS Configuration), is deleted in its entirety and replaced by a new Table 1d (attached). The new Table 1d accelerates the scheduled delivery month for one (1) position from May 2017 and one (1) position from June 2017 to two (2) positions in December 2016.

3.	LETTER AGREEMENTS.

Attachment A to Letter Agreement SWA-PA-1810-LA-1001315R4, ***, is deleted in its entirety and replaced by a new Attachment A (attached). The new Attachment A updates the delivery month of Aircraft 60 and 61 to December 2016.

4.	***

The Purchase Agreement will be deemed to be supplemented to the extent herein provided and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY	SOUTHWEST AIRLINES CO.

By: /s/ Jon W. Lewis	By: /s/ Chris Monroe
Chris Monroe
Its: Attorney‑In‑Fact	Its: VP, Treasurer__

P.A. No. 1810	SA-93-2
BOEING PROPRIETARY

Page	SA
Number	Number

ARTICLES

1.	Subject Matter of Sale……………………………	1-1	SA-92

2.	Delivery, Title and Risk
	of Loss……………………………………………	2-1	SA-28

3.	Price of Aircraft………………………………….	3‑1	SA-92

4.	Taxes…………………………………………….	4-1

5.	Payment…………………………………………	5‑1

6.	Excusable Delay…………………………………	6‑1

7.	Changes to the Detail
	Specification…………………………………….	7-1	SA-73

8.	Federal Aviation Requirements and
	Certificates and Export License…………………	8-1

9.	Representatives, Inspection,
	Flights and Test Data……………………………	9-1

10.	Assignment, Resale or Lease……………………	10‑1

11.	Termination for Certain Events…………………	11‑1

12.	Product Assurance; Disclaimer and
Release; Exclusion of Liabilities;
Customer Support; Indemnification
	and Insurance……………………………………	12-1

13.	Buyer Furnished Equipment and
	Spare Parts………………………………………	13-1

14.	Contractual Notices and Requests………………	14‑1

15.	Miscellaneous……………………………………	15‑1

P.A. No. 1810	i
K/SWA		SA-93

SA
Number

TABLE

1b	Aircraft Information Table – Block 800LUV Aircraft	SA-82

1c	Aircraft Information Table – Block 800LUV Aircraft	SA-92
(non-ETOPS Configuration)

1d	Aircraft Information Table – Block 800LUV Aircraft	SA-93
(non-ETOPS Configuration)

EXHIBITS

A-6	Aircraft Configuration – Block 800LUV Aircraft	SA-75

A-7	Aircraft Configuration – Block 800LUV Aircraft	SA-84
(non-ETOPS Configuration)

B	***	SA-75

C	Customer Support Document

C-2	737-800 Customer Support Document	SA-75

D-2	Economic Price Adjustment	SA-75
ECI-MFG/CPI (July 2011 Base Price)

E	Buyer Furnished Equipment	SA-75
Provisions Document
Attachment A – 737-7H4 Aircraft (through 2012)
	Attachment B – 737-8H4 Aircraft (2012-2018)	SA-92

F	Defined Terms Document

LETTER AGREEMENTS

1810-1R1	Waiver of Aircraft Demonstration Flight	SA-75

P.A. No. 1810	ii
K/SWA		SA-93

SA
Number

RESTRICTED LETTER AGREEMENTS

6‑1162‑RLL‑932R3	***	SA-75

6‑1162‑RLL‑934R5	Disclosure of Confidential Information	SA-75

6‑1162‑RLL‑941R3	Other Matters	SA-75

6-1162-KJJ-055R1	Structural Matters	SA-25

6-1162-KJJ-056	Noise and Emission Matters	SA-13

6-1162-KJJ-057	Product Development Matters	SA-13

SWA-PA-1810-LA-1001315R4	***	SA-92
	Attachment A	SA-93

SWA-PA-1810-LA-1003498R1	***	SA-75

SWA-PA-1810-LA-1003490R4	***	SA-92

SWA-PA-1810-LA-1003367R1	***	SA-75

SWA-PA-1810-LA-1105883	Aircraft Model Substitution	SA-75

SWA-PA-1810-LA-1105884R2	Option Aircraft	SA-92
	Attachment A – Model 737-8H4 Aircraft	SA-92
	Attachment B – Option Aircraft Information Table	SA-92

SWA-PA-1810-LA-1105885R3	***	SA-90

SWA-PA-1810-LA-1105886R2	***	SA-92

SWA-PA-1810-LA-1105887	***	SA-75

SWA-PA-1810-LA-1105888R5	***	SA-92

SWA-PA-1810-LA-1105889	***	SA-75

SWA-PA-1810-LA-1303010R1	***	SA-92

SWA-PA-1810-LA-1504814	***	SA-92

P.A. No. 1810	iii
K/SWA		SA-93

ADDITIONAL LETTERS (FOR REFERENCE) – INACTIVE (as of SA-82)
6-1162-MSA-288	Business Offer – Enhanced Ground Proximity
Warning System (EGPWS) – Activiation – Peaks
and Obstacles Feature
(Not applicable to Block 700LUV & Block 800LUV Aircraft)

6-1162-JMG-501R2	Business Offer – ACARS package
(Not applicable to Block 700LUV & Block 800LUV Aircraft)

INACTIVE / DELETED TABLES, EXHIBITS, AND LETTER AGREEMENTS

TABLE

Table	Title	Last Updated under SA	Current Status
1	Aircraft Information Table	SA-75	Inactive
2	Option Aircraft Information Table	SA-74	Deleted under SA-75
1a	Aircraft Information Table - Block 700LUV Aircraft	SA-91	Deleted under SA-92

EXHIBITS

Exhibits	Title	Last Updated under SA	Current Status
A	Aircraft Configuration – 737-700	SA-36	Inactive
A-Winglet	Aircraft Configuration	SA-36	Inactive
A-1-Winglet	Aircraft Configuration	SA-36	Inactive
A-1A	Aircraft Configuration - 737-700 Block T-W-2c	SA-36	Inactive
A-2	Aircraft Configuration - 737-700 Block T-W-2 / T-W-2a	SA-47	Inactive
A-3	Aircraft Configuration - 737-700 Block T-W-2 / T-W-2a	SA-61	Inactive
A-4	Aircraft Configuration - 737-700 Block T-W-2b Aircraft	SA-66	Inactive
A-5	Aircraft Configuration - Block 700LUV Aircraft	SA-75	Deleted under SA-92
C.2	737-800 Customer Support Variables	SA-71	Deleted under SA-75
D	Price Adjustment Due to Economic Fluctuations – Aircraft Price Adjustment (July 1992 Base Price)		Inactive
D-1	Price Adjustment Due to Economic Fluctuations –	SA-13	Inactive

P.A. No. 1810	iv
K/SWA		SA-93

Aircraft Price Adjustment (July 1992 Base Price)
E.2	737-800 Buyer Furnished Equipment Provisions Document	SA-73	Deleted under SA-75

RESTRICTED LETTER AGREEMENTS

Letter Agreement	Title	Last Updated under SA	Current Status
6‑1162‑RLL‑933R21	Option Aircraft	SA-60	Deleted under SA-75
6‑1162‑RLL‑935R1	Performance Guarantees	SA-1	Inactive
6‑1162‑RLL‑936R4	Certain Contractual Matters	SA-4	Inactive
6‑1162‑RLL‑937	Alternate Advance Payment Schedule		Inactive
6‑1162‑RLL‑938	***		Inactive
6‑1162‑RLL‑939R1	Certification Flight Test Aircraft	SA-1	Inactive
6‑1162‑RLL‑940R1	Training Matters	SA-1	Inactive
6‑1162‑RLL‑942	Open Configuration Matters		Inactive
6‑1162‑RLL‑943R1	Substitution Rights	SA-6	Deleted under SA 75
6‑1162‑RLL‑944	***		Inactive
6-1162-RLL-945	Comparison of 737-7H4 and 737-3H4 Block Fuel Burn		Inactive
6-1162-RLL-1855R3	Additional Contractual Matters	SA-4	Inactive
6-1162-RLL-1856	***	SA-1	Inactive
6-1162-RLL-1857	Service Ready Validation Program Field Test	SA-1	Inactive
6-1162-RLL-1858R1	Escalation Matters	SA-4	Inactive
6-1162-RLL-2036	Amortization of Costs for Customer Unique Changes	SA-1	Inactive
6-1162-RLL-2037	Reconciliation of the Aircraft Basic Price	SA-1	Inactive
6-1162-RLL-2073	Maintenance Training Matters	SA-1	Inactive
6-1162-KJJ-058R1	Additional Substitution Rights	SA-71	Deleted under SA-75
6-1162-KJJ-150	Flight Control Computer & Mode Control Panel Spares Matter	SA-14	Inactive
6-1162-MSA-185R3	Delivery Change Contractual Matters	SA-21	Inactive

P.A. No. 1810	v
K/SWA		SA-93

Letter Agreement	Title	Last Updated under SA	Current Status
6-1162-JMG-747R1	***	SA-36	Inactive
6-1162-CHL-217	Rescheduled Flight Test Aircraft	SA-32	Inactive
6-1162-NIW-606R1	***	SA-36	Inactive
6-1162-NIW-640	Early Delivery of Two April 2004 Aircraft	SA-35	Inactive
6-1162-NIW-889	Warranty - Exterior Color Schemes and Markings for YA143 and on	SA-39	Inactive
6-1162-NIW-1142	***	SA-43	Inactive
6-1162-NIW-1369	***	SA-46	Inactive
6-1162-NIW-1983	***	SA-62	Inactive
SWA-PA-1810-LA-1000419	***	SA-64	Inactive
6-1162-NIW-890R1	***	SA-75 SA-39	Inactive
6-1162-KJJ-054R2	Business Matters	SA-75	Inactive
6-1162-JMG-669R9	***	SA-75 SA-75 SA-54	Inactive
SWA-PA-1810-LA-02710R1	***	SA-72	Inactive
SWA-PA-01810/03729-LA-1301169	***	SA-2 to PA 3729	Inactive

P.A. No. 1810	vi
K/SWA		SA-93

Table 1d To
Purchase Agreement No. PA-01810
Aircraft Delivery, Description, Price and Advance Payments
Block 800LUV Aircraft (non-ETOPS Configuration)

Airframe Model/MTOW:	737-800	174,200 pounds	Detail Specification:	D019A001SWA38 (1/9/2015)

Engine Model/Thrust:	CFM56-7B27	27,300 pounds	Airframe Price Base Year/Escalation Formula:	Jul-11	ECI-MFG/CPI

Airframe Price:	***	Engine Price Base Year/Escalation Formula:	N/A	N/A

Optional Features:	***

Sub-Total of Airframe and Features:	***	Airframe Escalation Data:

Engine Price (Per Aircraft):	***	Base Year Index (ECI):	***

Aircraft Basic Price (Excluding BFE/SPE):	***	Base Year Index (CPI):	***

Buyer Furnished Equipment (BFE) Estimate:	***

Seller Purchased Equipment (SPE) Estimate:	***

Deposit per Exercised Option Aircraft (OPEX):	***

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Aircraft Serial Number		Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						At Signing ***	24 Mos. ***	21/18/12/9/6 Mos. ***	Total ***
Dec-2016	2	***		OPEX	***	***	***	***	***
May-2017	1	***		OPEX	***	***	***	***	***
Jul-2017	1	***			***	***	***	***	***
Jul-2017	2	***		OPEX	***	***	***	***	***
Sep-2017	5	***			***	***	***	***	***
Oct-2017	3	***			***	***	***	***	***
Oct-2017	1	***		OPEX	***	***	***	***	***
Nov-2017	2	***			***	***	***	***	***
Nov-2017	2	***		OPEX	***	***	***	***	***
Dec-2017	2	***			***	***	***	***	***
Dec-2017	4	***		OPEX	***	***	***	***	***
Jan-2018	2	***			***	***	***	***	***
Feb-2018	2	***			***	***	***	***	***

SA-93
SWA-PA-01810 82233-1F.TXT	Boeing Proprietary	Page 1

Table 1d To
Purchase Agreement No. PA-01810
Aircraft Delivery, Description, Price and Advance Payments
Block 800LUV Aircraft (non-ETOPS Configuration)

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Aircraft Serial Number	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
					At Signing ***	24 Mos. ***	21/18/12/9/6 Mos. ***	Total ***
May-2018	2	***		***	***	***	***	***
Jun-2018	2	***		***	***	***	***	***

Total:	33

Notes:
1) ***

SA-93
SWA-PA-01810 82233-1F.TXT	Boeing Proprietary	Page 2

Attachment A to SWA-PA-1810-LA1001315R4

***

Letter Agmt SWA-PA-1810-LA-1001315R4; paragraph 3.3
No.	Model	Aircraft Block	MSN's	Current Delivery Mo.	Base Year	***
1	737-700	T-W-2b	36962	July-11	1999	***
2	737-700	T-W-2b	36963	July-11	1999	***
3	737-700	T-W-2b	36965	August-11	1999	***
4	737-700	T-W-2b	36967	October-11	1999	***
5	737-800	800LUV	36980	March-12	2011	***
6	737-800	800LUV	36983	April-12	2011	***
7	737-800	800LUV	36985	May-12	2011	***
8	737-800	800LUV	36987	May-12	2011	***
9	737-800	800LUV	36990	July-12	2011	***
10	737-800	800LUV	36992	August-12	2011	***
11	737-800	800LUV	36994	September-12	2011	***
12	737-800	800LUV	37003	November-12	2011	***
13	737-800	800LUV	37009	December-12	2011	***
14	737-800	800LUV	36973	March-13	2011	***
15	737-800	800LUV	36998	March-13	2011	***
16	737-800	800LUV	36908	April-13	2011	***
17	737-800	800LUV	36933	September-13	2011	***
18	737-800	800LUV	42526	November-13	2011	***
19	737-800	800LUV	37004	March-14	2011	***
20	737-800	800LUV	42521	May-14	2011	***
21	737-800	800LUV	42522	June-14	2011	***
22	737-800	800LUV	60082	June-14	2011	***
23	737-800	800LUV	60083	June-14	2011	***
24	737-800	800LUV	42523	June-14	2011	***
25	737-800	800LUV	60084	July-14	2011	***
26	737-800	800LUV	60085	July-14	2011	***
27	737-800	800LUV	60086	July-14	2011	***
28	737-800	800LUV	42524	December-14	2011	***
29	737-800	800LUV	42525	August-14	2011	***
30	737-800	800LUV	36935	August-14	2011	***
31	737-800	800LUV	42527	September-14	2011	***
32	737-800	800LUV	42528	August-14	2011	***
33	737-800	800LUV	42531	September-14	2011	***
34	737-800	800LUV	36909	September-14	2011	***
35	737-800	800LUV	42529	December-14	2011	***
36	737-800	800LUV	42530	December-14	2011	***
37	737-800	800LUV	37045	December-14	2011	***
38	737-800	800LUV	37037	December-14	2011	***
39	737-800	800LUV	42535	January-15	2011	***
40	737-800	800LUV	36940	November-15	2011	***
41	737-800	800LUV	36938	May-16	2011
42	737-800	800LUV	36939	May-16	2011
43	737-800	800LUV	36945	July-16	2011
44	737-800	800LUV	36977	September-16	2011
45	737-800	800LUV	42532	January-17	2011
46	737-800	800LUV	36910	January-17	2011
47	737-800	800LUV	36970	February-17	2011
48	737-800	800LUV	36969	February-17	2011

BOEING PROPRIETARY	SA-93

Attachment A to SWA-PA-1810-LA1001315R4

49	737-800	800LUV	36972	March-17	2011
50	737-800	800LUV	36927	April-17	2011
51	737-800	800LUV	36974	April-17	2011
52	737-800	800LUV	36925	November-16	2011	*
53	737-800	800LUV	36975	December-16	2011	*
54	737-800	800LUV	36976	December-16	2011	*
55	737-800	800LUV	36926	January-18	2011
56	737-800	800LUV	42533	February-18	2011
57	737-800	800LUV	42545	February-18	2011
58	737-800	800LUV	42534	March-18	2011
59	737-800	800LUV	tbd	May-17	2011
60	737-800	800LUV	tbd	December-16	2011	**
61	737-800	800LUV	tbd	December-16	2011	**
62	737-800	800LUV	tbd	July-17	2011

*Accelerated in SA-92
**Accelerated in SA-93

BOEING PROPRIETARY	SA-93